                                                                    Exhibit 99.4

                        TERM SHEET DATED AUGUST 13, 1998



                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-D
                          $1,346,450,000 (APPROXIMATE)



















--------------------------------------------------------------------------------

 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                        TERM SHEET DATED AUGUST 13, 1998

                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-D
                          $1,346,450,000 (APPROXIMATE)

                               Subject to Revision

SELLER/SERVICER: Green Tree Financial Corporation ("Green Tree")
TRUSTEE:         U.S. Bank Trust National Association
UNDERWRITERS:    Lehman Brothers (Lead), Credit Suisse First Boston(Co), First
                 Union (Co), NationsBanc Montgomery Securities (Co) and Merrill
                 Lynch (Co)

OFFERED CERTIFICATES:

                                                      Ratings                   WAL at                   Exp Final
                                Amount              (S&P/Fitch)        100% Prepayment Model(1)          Maturity
                                ------              -----------        ------------------------          --------
To Call:
    HI:  A-1                   $83,000,000          AAA / AAA                        0.75                  1/00
    HI:  A-2                   $67,000,000          AAA / AAA                        2.00                  4/01
    HI:  A-3                   $25,000,000          AAA / AAA                        3.00                  1/02
    HI:  A-4                   $33,500,000          AAA / AAA                        4.00                  5/03
    HI:  A-5                   $30,750,000          AAA / AAA                        5.61                  4/05
    HI:  M-1                   $24,750,000          AA / AA                          7.45                  4/06
    HI:  M-2                   $12,900,000          A / A                            7.65                  4/06
    HI:  B-1                    $9,150,000          BBB / BBB                        3.81                  5/03
To Maturity
    HI:  M-1                   $24,750,000          AA / AA                          8.07                  8/08
    HI:  M-2                   $12,900,000          A / A                           12.87                  9/23
HI BALANCE                    $286,050,000
                              ------------

                                                      Ratings                   WAL at                   Exp Final
                                Amount              (S&P/Fitch)        100% Prepayment Model(1)          Maturity
                                ------              -----------        ------------------------          --------
To Call:
    HE:  A-1A ARM              $30,000,000          AAA / AAA                        2.03                  1/01
    HE:  A-1B ARM             $245,000,000          AAA / AAA                        2.61                  9/05
    HE:  A-1                  $270,000,000          AAA / AAA                        1.00                  5/00
    HE:  A-2                  $117,000,000          AAA / AAA                        2.13                  3/01
    HE:  A-3                  $107,000,000          AAA / AAA                        3.08                  5/02
    HE:  A-4                   $28,000,000          AAA / AAA                        4.00                 12/02
    HE   A-5                   $36,250,000          AAA / AAA                        5.18                 01/05
    HE   A-6                   $82,500,000          AAA / AAA                        4.76                 12/04
    HE   A-7 IO                         (2)         AAA / AAA                        1.99                  8/00
    HE:  M-1                   $51,150,000          AA / AA                          7.53                  4/06
    HE:  M-2                   $52,800,000          A / A+                           7.65                  4/06
    HE:  B-1                   $40,700,000          BBB / BBB+                       4.04                 12/03
To Maturity
    HE:  M-1                   $51,150,000          AA / AA                          7.84                  6/07
    HE:  M-2                   $52,800,000          A / A+                          11.22                  3/26
    HE:  B-1                   $40,700,000          BBB / BBB+                       4.04                 12/03
HE BALANCE                  $1,060,400,000
                            --------------

OTHER CERTIFICATES: The Class HI: B-2 Certificates of $13,950,000 and Class
                    HE: B2 Certificates of $39,600,000 are not offered hereby. They will be retained by the Seller or an affiliate thereof.

------------------------------------

(1) The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.

(2) Interest will be based on a notional principal amount which will equal $110,000,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 24 Payment Dates, and will thereafter equal zero. The Class HE:A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:           Sub-Pool HI: July 31, 1998 (or the date of origination,
                        if later)
                        Sub-Pool HE: June 30, 1998 (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the date of purchase by the Trust.

EXP. PRICING:           Week of August 10, 1998

EXP. SETTLEMENT:        August 20, 1998

INTEREST/PRINCIPAL:     The 15th day of each month (or if such 15th day is not a
                        business day, the next succeeding business day) commencing on September 15, 1998.

CROSS
  COLLATERALIZATION:    On each Payment Date the Amount Available for each
                        Sub-Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA:                  Only the Class HI:A and Class HE:A Certificates are
                        ERISA eligible.

TAX STATUS:             The Trust will consist of two segregated asset pools
                        with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:    10% cleanup call.

ADDITIONAL COLLATERAL:  The data set forth below with respect to each Sub-Pool is based solely on the contracts identified for inclusion in each Sub-Pool as of the related Cut-off Date ("Original Home Improvement Contracts" and "Original Home Equity Contracts"). Certain additional contracts will be identified for inclusion in each Sub-Pool prior to the Closing Date ("Additional Home Improvement Contracts" and "Additional Home Equity Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent contracts ("Subsequent Home Improvement Contracts" and "Subsequent Home Equity Contracts" and, collectively, "Subsequent Contracts"). It is expected that the Additional and Subsequent Contracts will have characteristics which are substantially similar to the related group of original contracts.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                     HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:     Class HI:A: 20.25% subordination (Class HI:M-1, HI:M-2,
                                    HI:B-1 and HI:B-2) & Residual (Class HI: C)
                        Class HI:M-1: 12.00% subordination (Class HI:M-2, HI:B-1
                                      and HI:B-2) & Residual (Class HI: C)
                        Class HI:M-2: 7.70% subordination (Class HI:B-1 and
                                      HI:B-2) & Residual (Class HI: C)
                        Class HI:B-1: 4.65% subordination (Class HI:B-2) &
                                      Residual (Class HI: C)
                        Class HI:B-2: Limited Guaranty & Residual (Class HI: C)

DISTRIBUTIONS:          The Sub-Pool HI Amount Available will generally consist
                        of payments made on or in respect of the Home
                        Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly
                        Servicing Fee with respect to the Home Improvement
                        Contracts, to Green Tree as the Sub-Pool HI Guaranty
                        Fee, and to the Class HI: C Certificateholder.

                        Class HI:A Certificates are senior to Class HI: M and Class HI: B Certificates. Class HI:M Certificates are senior to the Class HI: B Certificates.

LOSSES ON LIQUIDATED
   HI CONTRACTS:        If Net Liquidation Proceeds from Liquidated Contracts in
                        the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HI: C Certificateholder, then the Sub-Pool HI Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI: B-2 Certificateholders, then the Class HI: B-1 Certificateholders, then the Class HI: M-2 Certificateholders and then the Class HI:
                        M-1 Certificateholders.

PRE-FUNDING FEATURE:    On the Closing Date, a portion of the proceeds from the
                        sale of the Sub-Pool HI Certificates (the "Sub-Pool HI
                        Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HI Pre-Funding
                        Account") and used by the Trust to purchase Subsequent
                        Home Improvement Contracts during a period (not longer than 90 days) following the Closing Date (the
                        "Pre-Funding Period"). The Sub-Pool HI Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HI Pre-Funding Account following the Pre-Funding Period will be distributed to the Class HI:A-1 Certificateholders.

INTEREST
(Class HI:  A, M-1, M-2,
  B-1): Interest will be distributable first to each Class of Class HI: A Certificates concurrently, then to the Class
                        HI: M-1 Certificates, then to the Class HI: M-2 Certificates and then to the Class HI: B-1 Certificates. Interest on the outstanding Class HI: A Principal Balance, Class HI: M-1 Adjusted Principal Balance, Class
                        HI: M-2 Adjusted Principal Balance and Class HI: B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on all Sub-Pool HI Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible. The Class HI: M-1 Adjusted Principal Balance is the Class HI: M-1 Principal Balance less any Class HI: M-1 Liquidation Loss Principal Amount. The Class HI: M-1 Principal Balance is the Original Class HI: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: M-1 Certificates.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST (continued):   The Class HI: M-2 Adjusted Principal Balance is the
                        Class HI: M-2 Principal Balance less any Class HI: M-2
                        Liquidation Loss Principal Amount. The Class HI: M-2
                        Principal Balance is the Original Class HI: M-2
                        Principal Balance less all amounts previously distributed on account of principal of the Class HI: M-2
                        Certificates. The Class HI: B-1 Adjusted Principal
                        Balance is the Class HI: B-1 Principal Balance less any
                        Class HI: B-1 Liquidation Loss Principal Amount. The
                        Class HI: B-1 Principal Balance is the Original Class
                        HI: B-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: B-1
                        Certificates.

PRINCIPAL
(Class HI: A, M-1, M-2,
  B-1):                 After the payment of all interest distributable to Class
                        HI: A, Class HI: M-1, Class HI: M-2 and Class HI: B-1 Certificateholders, principal will be distributed in the following manner.

CLASS HI:A PRINCIPAL:   The Sub-Pool HI Senior Percentage of the Sub-Pool HI
                        Formula Principal Distribution Amount will be distributed first to the Class HI: A-1
                        Certificateholders until the Class HI: A-1 Principal
                        Balance has been reduced to zero, then to the Class HI:
                        A-2 Certificateholders until the Class HI: A-2 Principal
                        Balance has been reduced to zero, then to the Class HI:
                        A-3 Certificateholders until the Class HI: A-3 Principal
                        Balance has been reduced to zero, then to the Class HI:
                        A-4 Certificateholders until the Class HI: A-4 Principal
                        Balance has been reduced to zero, and then to the Class
                        HI: A-5 Certificateholders until the Class HI: A-5
                        Principal Balance has been reduced to zero.

                        The "Sub-Pool HI Senior Percentage" will equal 100% if either of the following exist: i) the Payment Date is prior to September 2001 (month 37); or ii) any Class HI:B Principal Distribution Test (see below) is not satisfied.

                        Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI: A Principal Balance and the Class HI: M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

                        The "Sub-Pool HI Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the related Due Period,
                        (ii) the Scheduled Balance of each Home Improvement Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Improvement Contracts, (iv) the scheduled principal balance of each Home Improvement Contract that became a liquidated contract during such related Due Period and
                        (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HI: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HI: B-2 Guaranty Payment and corresponding reduction in the Class HI: B-2 Principal Balance.

CLASS HI:M-1 PRINCIPAL: Class HI: M-1 Certificateholders will not receive principal payments until the Class HI: A Principal Balance has been reduced to zero. At that time the Class
                        HI: M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class
                        HI: M-1 Principal Balance has been reduced to zero.

CLASS HI:M-2 PRINCIPAL: Class HI: M-2 Certificateholders will not receive principal payments until the Class HI: A and Class HI:
                        M-1 Principal Balances have been reduced to zero. At that time the Class HI: M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI: M-2 Principal Balance has been reduced to zero.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:B-1 PRINCIPAL: The Class HI:B-1 Certificateholders will not receive principal payments until (i) the Class HI:B Cross-over Date and (ii) such time as either (a) each Class HI:B Principal Distribution Test is satisfied or (b) the Class HI:A Principal Balance and the Class HI:M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class HI: A, Class HI: M-1, Class HI: M-2 and Class HI: B-1 Certificateholders, and all principal distributable to Class HI: A, Class HI: M-1, and Class HI: M-2 Certificateholders, Class HI: B-1 Certificateholders will receive the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class
                        HI: B-1 Principal Balance has been reduced to zero.

                        The Class HI:B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI:B PRINCIPAL
  DISTRIBUTION
   TESTS:               (i) the average of the Sub-Pool HI Sixty-Day Delinquency
                            Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 2.5%;

                        (ii) the average of the Sub-Pool HI Thirty-Day
                             Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5%;

                        (iii)the Sub-Pool HI Cumulative Realized Losses as of
                             the given Payment Date must not exceed 10%;

                        (iv) the Sub-Pool HI Current Realized Loss Ratio as of
                             the given Payment Date must not exceed 2.5%; and

                        (v) the Class HI:B Principal Balance divided by the Pool
                            Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 15.4%.

ACCELERATED PRINCPAL
  PAYMENT On any Payment Date prior to the Payment Date in September 2001, if the One-Hundred Twenty Day Delinquency Ratio as of such Payment Date exceeds 3%, all remaining available cashflow on that Payment Date will be used to pay the Classes sequentially: to the Class HI: A-1 Certificateholders until the Class HI: A-1 Principal Balance has been reduced to zero, then to the Class HI: A-2 Certificateholders until the Class HI: A-2 Principal Balance has been reduced to zero, then to the Class HI: A-3 Certificateholders until the Class HI: A-3 Principal Balance has been reduced to zero, then to the Class HI: A-4 Certificateholders until the Class HI: A-4 Principal Balance has been reduced to zero, then to the Class HI: A-5 Certificateholders until the Class HI: A-5 Principal Balance has been reduced to zero, then to the Class HI: M-1 Certificateholders until the Class HI: M-1 Principal Balance has been reduced to zero, then to the Class HI: M-2 Certificateholders until the Class HI: M-2 Principal Balance has been reduced to zero, then to the Class HI: B-1 Certificateholders until the Class HI: B-1 Principal Balance has been reduced to zero, and then to the Class HI: B-2 Certificateholders until the Class HI:
                        B-2 Principal Balance has been reduced to zero.

LIQUIDATION LOSS
  INTEREST:             Liquidation Loss Interest will be distributable first to
                        the Class HI: M-1 Certificates, then to the Class HI:
                        M-2 Certificates and then to the Class HI: B-1
                        Certificates. Interest on the outstanding Class HI: M-1
                        Liquidation Loss Principal Amount, Class HI: M-2
                        Liquidation Loss Principal Amount and Class HI: B-1
                        Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss
                        Principal Amount was incurred for that Class to but excluding the following Payment Date.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:B-2 INTEREST:  After payment of Class HI: A, Class HI: M-1, Class HI:
                        M-2 and Class HI: B-1 interest and principal, interest will be paid to the Class HI: B-2 Certificateholders in an amount equal to the product of (a) the Class HI: B-2 Pass-Through Rate and (b) the then outstanding Class HI:
                        B-2 Principal Balance (less the Class HI: B-2 Liquidation Loss Principal Amount, if any). The Class
                        HI: B-2 Limited Guaranty will be available to pay interest to the Class HI: B-2 Certificateholders if the Class HI: B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI: B-2 Pass-Through Rate, to the extent legally permissible.

CLASS HI: B-2 PRINCIPAL:Except as described below, the Class HI: B-2
                        Certificateholders will not receive principal payments until the Class HI: B-1 Principal Balance has been reduced to zero. At that time, if each Class HI: B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of interest and principal on the Class HI:
                        A, the Class HI: M and the Class HI: B-1 Certificates and any amounts actually paid under the Class HI: B-2 Limited Guaranty, the Class HI: B-2 Certificateholders will receive the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class
                        HI: B-2 Principal Balance has been reduced to zero.

                        On each Payment Date, the Class HI:B-2
                        Certificateholders will also be entitled to receive, pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

CLASS HI: B-2 LIMITED
  GUARANTY:             The Class HI: B-2 Limited Guaranty will be available to
                        pay the Class HI: B-2 Liquidation Loss Principal Amount and the Class HI: B-2 Distribution Amount. The Class HI:
                        B-2 Limited Guaranty will be an unsecured general obligation of the Company.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:     Class HE:A:  16.75% subordination (Class HE:M-1, HE:M-2,
                                     HE:B-1 and HE:B-2) & Residual (Class HE: C)
                        Class HE:M-1: 12.10% subordination (Class HE:M-2, HE:B-1
                                      and HE:B-2) & Residual (Class HE: C)
                        Class HE:M-2: 7.30% subordination (Class HE:B-1 and
                                      HE:B-2) & Residual (Class HE: C)
                        Class HE:B-1: 3.60% subordination (Class HE:B-2) &
                                      Residual (Class HE: C)
                        Class HE:B-2: Limited Guaranty & Residual (Class HE: C)

DISTRIBUTIONS:          Sub-Pool HE includes adjustable-rate closed-end home
                        equity loans subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable
                        Rate Home Equity Contracts"; all Home Equity Contracts other than the Adjustable Rate Home Equity Contracts are referred to herein as the "Fixed Rate Home Equity
                        Contracts").

                        The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Sub-Pool HE Monthly Servicing Fee with respect to the Home Equity Contracts, to Green Tree as the Sub-Pool HE Guaranty Fee and to the Class HE: C Certificateholder.

                        Class HE:A Certificates are senior to the Class HE:M and Class HE:B Certificates. Class HE:M Certificates are senior to the Class HE:B Certificates.

PRE-FUNDING FEATURE:    On the Closing Date, a portion of the proceeds from the
                        sale of the Sub-Pool HE Certificates (the "Sub-Pool HE
                        Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HE Pre-Funding
                        Account") and used by the Trust to purchase Subsequent
                        Home Equity Contracts during the Pre-Funding Period. The
                        Sub-Pool HE Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HE
                        Pre-Funding Account following the Pre-Funding Period will be (i) paid in respect of the Class HE: A-1
                        Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity
                        Contracts which are Fixed Rate Home Equity Contracts, and (ii) paid in respect of the Class HE: A-1B ARM
                        Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity
                        Contracts which are Adjustable Rate Home Equity
                        Contracts.

LOSSES ON LIQUIDATED
   HE CONTRACTS:        If Net Liquidation Proceeds from Liquidated Contracts in
                        the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HE: C Certificateholder, then the Sub-Pool HE Guaranty Fee otherwise payable to the Company, then the Sub-Pool HE Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2
                        Certificateholders, then the Class HE:B-1
                        Certificateholders, then the Class HE:M-2
                        Certificateholders and then the Class HE:M-1
                        Certificateholders.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST
(Class HE: A, M-1, M-2,
   B-1): Interest will be distributable first to each Class of Class HE: A Certificates concurrently, then to the Class
                        HE: M-1 Certificates, then to the Class HE: M-2 Certificates and then to the Class HE: B-1 Certificates. Interest will be paid concurrently on each Class of Class HE:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class HE:A Certificates other than the Class HE:A-7 IO Certificates) or based on the Notional Principal Amount (in the case of the Class HE:A-7 IO Certificates). Interest will be calculated on the Class HE:A-7 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of (a) the principal balance of the Class HE:A Certificates and (b) $110,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE:A-7 IO Certificates are entitled to receive interest payments only through the Payment Date in August 2000. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                        The Class HE:A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class HE:A-1B ARM Certificates will be floating and will equal the lesser of :

                        i.   one-month LIBOR plus the Pass-Through Margin;
                        ii.  the Available Funds Pass-Through Rate; or
                        iii. 14.00%.

                        The Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is 10% or more of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date, and [2 x the Pass-Through Margin] per annum on each Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is 0.50% per annum and equal to the sum of the servicing fee and the trustee fee.

                        Interest on the outstanding Class HE: A Principal Balance, Class HE: M-1 Adjusted Principal Balance, Class
                        HE: M-2 Adjusted Principal Balance and Class HE: B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class HE: A-1B ARM Certificates will accrue on an actual/360 basis. Interest on all other Class HE Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                        The Class HE: M-1 Adjusted Principal Balance is the Class HE: M-1 Principal Balance less any Class HE: M-1 Liquidation Loss Principal Amount. The Class HE: M-1 Principal Balance is the Original Class HE: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HE: M-1 Certificates.

                        The Class HE: M-2 Adjusted Principal Balance is the Class HE: M-2 Principal Balance less any Class HE: M-2 Liquidation Loss Principal Amount. The Class HE: M-2 Principal Balance is the Original Class HE: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HE: M-2 Certificates.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST (continued):   The Class HE: B-1 Adjusted Principal Balance is the
                        Class HE: B-1 Principal Balance less any Class HE: B-1
                        Liquidation Loss Principal Amount. The Class HE: B-1
                        Principal Balance is the Original Class HE: B-1
                        Principal Balance less all amounts previously distributed on account of principal of the Class HE: B-1
                        Certificates.

PRINCIPAL
(Class HE: A, M-1, M-2,
   B-1):                After the payment of all interest distributable to Class
                        HE: A, Class HE: M-1, Class HE: M-2 and Class HE: B-1 Certificateholders, principal will be distributed in the following manner.

CLASS HE: A PRINCIPAL:  After payment of all interest distributable to the Class
                        HE: A, Class HE: M-1, Class HE: M-2, and Class HE: B-1 Certificateholders, holders of the Class HE: A-1A ARM Certificates and the Class HE: A-1B ARM Certificates will be entitled to receive, as payments of principal, an amount equal to the Class HE: A-1A ARM Percentage and the Class HE: A-1B ARM Percentage, respectively, of the Class HE: A-1 ARM Formula Principal Distribution Amount. The Senior Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the Amount Available after payment of interest on each Class of Class HE: A Certificates (other than the Class HE: A-7 IO Certificates) as follows: (i) that portion, if any, of the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount equal to the Class HE: A-6 Lockout Pro Rata Distribution Amount will be distributed to the Class HE: A-6 Certificateholders; and (ii) the remainder of the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount will be distributed in the following order: first to the Class HE: A-1 Certificateholders until the Class HE: A-1 Principal Balance has been reduced to zero, then to the Class HE:
                        A-2 Certificateholders until the Class HE: A-2 Principal Balance has been reduced to zero, then to the Class HE:
                        A-3 Certificateholders until the Class HE: A-3 Principal Balance has been reduced to zero, then to the Class HE:
                        A-4 Certificateholders until the Class HE: A-4 Principal Balance has been reduced to zero, then to the Class HE:
                        A-5 Certificateholders until the Class HE: A-5 Principal Balance has been reduced to zero, and then to the Class
                        HE: A-6 Certificateholders until the Class HE: A-6 Principal Balance has been reduced to zero.

                        The "Sub-Pool HE Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Contracts, (iv) the scheduled principal balance of each Home Equity Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HE: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B-2 Guaranty Payment and corresponding reduction in the Class HE: B-2 Principal Balance, minus (B) the Class HE: A-1 ARM Formula Principal Distribution Amount.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        The "Class HE: A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class
                        HE: A-1A ARM and Class HE: A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the sum of (i) the Class HE: A-1A ARM Principal Balance and (ii) the Class HE: A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period;
                        (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3, A-4, A-5, and A-6 Certificates have been paid in full, (a) the Sub-Pool HE Senior Percentage times (x) the sum of the amounts described in clauses (i) through (v) of the definition of the Sub-Pool HE Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Class HE: A-1 ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class HE: A-1, A-2, A-3, A-4, A-5, and A-6 Certificates on such Payment Date.

                        The Class HE: A-1A ARM Percentage for any Payment Date will be (i) 0% prior to the Payment Date in May 2000 (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), (ii) 90% on the Payment Date in May 2000 and each Payment Date thereafter (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), and (iii) on and after any Payment Date on which the Class HE: A-1B ARM Principal Balance has been reduced to zero (until the Class HE: A-1A ARM Principal Balance has been reduced to zero), 100%. The Class HE:
                        A-1B ARM Percentage for any Payment Date will equal 100% minus the Class HE: A-1A ARM Percentage.

                        The "Class HE: A-6 Lockout Pro Rata Distribution Amount," as to any Payment Date, is an amount equal to the lesser of:

                        (a) the product of (1) the Class HE: A-6 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class HE: A-6 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class HE: A Principal Balance less the sum of the Class HE: A-1A ARM Principal Balance and the Class HE: A-1B ARM Principal Balance immediately preceding such Payment Date, and (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and

                        (b) the Class HE: A-6 Principal Balance immediately preceding such Payment Date.

                        The "Class HE: A-6 Lockout Percentage" for each Payment Date shall be as follows:

                        Payment Dates                         Lockout Percentage

                        September 1998 - August 2000               0%
                        September 2000 - August 2002               20%
                        September 2002 - August 2003               80%
                        September 2003 - August 2004               100%
                        September 2004 and thereafter              300%


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        The Sub-Pool HE Senior Percentage will equal 100% if either of the following exist:
                        i) the Payment Date is prior to September 2001 (month
                           37); or
                        ii) any Class HE: B Principal Distribution Test (see
                            below) is not satisfied.

                        On each Payment Date on which the Class HE: B Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class HE: A Principal Balance (excluding the Class HE:
                        A-1A ARM Principal Balance and the Class HE: A-1B ARM Principal Balance) and the Class HE: M Principal Balance for such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of Home Equity Contracts other than the Adjustable Rate Contracts for the immediately preceding Payment Date.

                        The Class HE: A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS HE: M-1 PRINCIPAL:Class HE: M-1 Certificateholders will not receive principal until the Class HE: A Principal Balance has been reduced to zero. At that time the Class HE: M-1 Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE: M-1 Principal Balance has been reduced to zero.

CLASS HE: M-2 PRINCIPAL:Class HE: M-2 Certificateholders will not receive principal until the Class HE: A and Class HE: M-1 Principal Balances have been reduced to zero. At that time Class HE: M-2 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE: M-2 Principal Balance has been reduced to zero.

CLASS HE: B-1 PRINCIPAL:The Class HE:B-1 Certificateholders will not receive principal payments until (i) the Class HE:B Cross-over Date and (ii) such time as either (a) each Class HE:B Principal Distribution Test is satisfied or (b) the Class HE:A Principal Balance and the Class HE:M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to the Class HE:
                        A, Class HE: M-1, Class HE: M-2 and Class HE: B-1 Certificateholders and all principal distributable to the Class HE: A, Class HE: M-1 and Class HE: M-2 Certificateholders, Class HE:B-1 Certificateholders will receive the Class HE: B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until the Class
                        HE: B-1 Principal Balance has been reduced to zero.

                        The Class HE: B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage. The Class HE: B Percentage after the Class HE: A and Class HE: M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HE: B PRINCIPAL
  DISTRIBUTION TESTS:    (i) the Sub-Pool HE Average Sixty-Day Delinquency Ratio
                             with respect to Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 10%;

                        (ii) the Sub-Pool HE Average Thirty-Day Delinquency
                             Ratio with respect to Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                        (iii)the Sub-Pool HE Cumulative Realized Losses with
                             respect to Sub-Pool HE as of the given Payment Date must not exceed 7.5%;

                        (iv) the Sub-Pool HE Current Realized Loss Ratio with
                             respect to Sub-Pool HE as of the given Payment Date must not exceed 2.0%; and

                        (v) the Class HE:B Principal Balance divided by the Pool
                            Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal to or greater than 14.6%.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

LIQUIDATION LOSS
  INTEREST:             Liquidation Loss Interest will be distributable first to
                        the Class HE: M-1 Certificates, then to the Class HE:
                        M-2 Certificates and then to the Class HE: B-1
                        Certificates. Interest on the outstanding Class HE: M-1
                        Liquidation Loss Principal Amount, Class HE: M-2
                        Liquidation Loss Principal Amount and Class HE: B-1
                        Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss
                        Amoutn was realized to but excluding the following
                        Payment Date.

CLASS HE:B-2 INTEREST:  After payment of all interest and principal due on the
                        Class HE:A, Class HE:M-1, Class HE:M-2 and Class HE:B-1 Certificates, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of
                        (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal Balance (less the Class HE:B-2 Liquidation Loss Principal Amount, if any). The Class HE:B-2 Limited Guaranty will be available to pay interest to the Class HE:B-2 Certificateholders if the Class HE:B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-2 PRINCIPAL: Except as described below, the Class HE:B-2
                        Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied (unless the Class HE:A and Class HE:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal Distribution Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

                        On each Payment Date, the Class HE:B-2
                        Certificateholders will also be entitled to receive, pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

CLASS HE:B-2 LIMITED
  GUARANTY:             The Class HE:B-2 Limited Guaranty will be available to
                        pay the Class HE: B-2 Liquidation Loss Principal Amount and the Class HE:B-2 Distribution Amount. The Class
                        HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HE: A-1B INTEREST
  CARRYOVER             If on any Distribution Date, the Class HE: A-1B ARM
                        Pass-Through Rate is based on the Available Funds
                        Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Cap Carryover
                        Amount to the extent funds are available. The "Available
                        Funds Cap Carryover Amount" is the excess of (i) the amount of interest the Class HE: A-1B ARM
                        Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Pass-Through Margin (but in no event exceeding 14%) over (ii) the amount of interest such Class will receive on such Distribution Date at the Available Funds Pass-Through Rate, together with the unpaid portion of any such excess from prior
                        Distribution Dates (and interest accrued thereon at the then applicable Class HE: A-1B ARM Pass-Through Rate, without giving effect to the Available Funds
                        Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any Interest
                        Carryover Amount.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           HOME IMPROVEMENT CONTRACTS

         The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

         The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through July 8, 1998. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust on the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.


                 THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

            Number of Contracts in Sub-pool:              10,550
            Wgt. Avg. Contract Rate:                     11.669%
            Range of Rates:                       6.99% - 17.50%
            Wgt. Avg. Orig. Maturity:                        219
            Wgt. Avg. Rem. Maturity:                         217
            Avg. Rem. Princ. Balance:                   $ 19,626

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS

                                                  % of HI Contract                               % of HI Contract
                                                 Sub-Pool by Number     Aggregate Principal         Sub-Pool by
                               Number of                 of                   Balance               Outstanding
State                          Contracts              Contracts             Outstanding          Principal Balance
-----                          ---------              ---------             -----------          -----------------
          CA                     1,241                 11.76%             $ 35,945,110.82             17.36%
          NY                      851                   8.07%              17,424,988.64               8.42%
          NJ                      649                   6.15%              13,059,814.14               6.31%
          TX                      523                   4.96%              12,651,649.36               6.11%
     Other States*               7,286                 69.06%              127,969,058.36             61.81%
                                ------                -------            ----------------            -------
       Total(1)                 10,550                100.00%            $ 207,050,621.32            100.00%

------------------------

* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.

           YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                % of HI Contract Sub-Pool
                        Number of        Aggregate Principal    by Outstanding Principal
Year of Origination     Contracts        Balance Outstanding              Balance
-------------------     ---------        -------------------              -------
            1995               1                14,564.50                 0.01%
            1996               3               188,956.94                 0.09%
            1997             277             5,434,912.09                 2.62%
            1998          10,269           201,412,187.79                97.27%
                          ------           --------------               -------

        Total(1)          10,550          $207,050,621.32               100.00%
                          ======          ===============               =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                                    % of HI Contract
Original HI Contract                   Number of       Aggregate Principal       Sub-Pool by Outstanding
Amount (in Dollars)                    Contracts       Balance Outstanding          Principal Balance
-------------------                    ---------       -------------------          -----------------
          0   -      10,000.00             2,319          $16,028,525.91                 7.74%
  10,000.01   -      20,000.00             4,069           59,587,624.01                28.78%
  20,000.01   -      30,000.00             2,411           58,032,827.88                28.03%
  30,000.01   -      40,000.00               937           31,529,293.05                15.23%
  40,000.01   -      50,000.00               489           21,134,374.56                10.21%
  50,000.01   -      60,000.00               200           10,373,647.38                 5.01%
  60,000.01   -      70,000.00                43            2,731,754.07                 1.32%
  70,000.01   -      80,000.00                35            2,593,291.91                 1.25%
  80,000.01   -      90,000.00                15            1,267,370.86                 0.61%
  90,000.01   -     100,000.00                 6              569,030.81                 0.27%
 100,000.01   -     110,000.00                 5              529,160.88                 0.26%
 110,000.01   -     120,000.00                10            1,147,657.83                 0.55%
 120,000.01   -     130,000.00                 6              767,461.37                 0.37%
 130,000.01   -     140,000.00                 2              266,444.75                 0.13%
 140,000.01   -     150,000.00                 1              145,790.00                 0.07%
 150,000.01   -     160,000.00                 1              154,422.00                 0.07%
 160,000.01   -     200,000.00                 1              191,944.05                 0.09%
                                          ------         ---------------               -------

   Total(1)                               10,550         $207,050,621.32               100.00%
                                          ======         ===============               =======

(1) Percentages do not add to 100% due to rounding.


                     INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                                       % of HI Contract
Range of HI Contracts by        Number of     Aggregate Principal   Sub-Pool by Outstanding
Contract Rates                  Contracts     Balance Outstanding      Principal Balance
--------------                  ---------     -------------------      -----------------
        6.001% -   7.000%             1                29,710.20             0.01%
        7.001% -   8.000%            13               462,121.87             0.22%
        8.001% -   9.000%           473             9,389,055.05             4.53%
        9.001% -   10.000%        1,565            36,442,427.38            17.60%
       10.001% -   11.000%        2,295            50,827,910.89            24.55%
       11.001% -   12.000%        1,466            31,363,844.11            15.15%
       12.001% -   13.000%        1,739            32,028,836.32            15.47%
       13.001% -   14.000%        1,691            24,771,593.06            11.96%
       14.001% -   15.000%        1,049            16,382,402.44             7.91%
       15.001% -   16.000%          210             4,243,782.03             2.05%
       16.001% -   17.000%           42               960,871.71             0.46%
  Greater than     17.000%            6               148,066.26             0.07%
                                  ------          --------------           -------

      Total(1)                    10,550          207,050,621.32           100.00%
                                  ======          ==============           =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                           % of HI Contract Sub-Pool
                       Number of      Aggregate Principal   by Outstanding Principal
Months Remaining       Contracts      Balance Outstanding           Balance
----------------       ---------      -------------------           -------

   Less than     30          26         $   127,324.88               0.06%
          31 -   60         790           6,728,591.85               3.25%
          61 -   90         396           3,716,249.07               1.79%
          91 -   120      2,560          34,634,446.34              16.73%
         121 -   150        151           2,075,293.58               1.00%
         151 -   180      2,596          50,401,775.65              24.34%
         181 -   210          5             112,685.75               0.05%
         211 -   240      1,219          27,835,246.73              13.44%
         241 -   270          4              78,753.61               0.04%
         271 -   300      2,802          81,314,981.07              39.27%
         301 -   360          1              25,272.79               0.01%
                         ------         --------------             -------

  Total(1)               10,550         207,050,621.32             100.00%
                         ======         ==============             =======

(1) Percentages do not add to 100% due to rounding.

               LIEN POSITION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                           % of HI Contract
                     Number of   Aggregate Principal   Sub-Pool by Outstanding
Lien Position        Contracts   Balance Outstanding      Principal Balance
-------------        ---------   -------------------      -----------------
First                   849         $  20,210,443.60             9.76%
Second                7,865           151,934,987.96            73.38%
Third                 1,823            34,677,743.39            16.75%
Fourth                   13               227,446.37             0.11%
                     ------         ----------------           -------

        Total(1)     10,550          $207,050,621.32           100.00%
                     ======         ===============            =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              HOME EQUITY CONTRACTS

         The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred to herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

         The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through June 30, 1998. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust on the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.


                    THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

              Number of Contracts in Sub-pool:                  6,679
              Wgt. Avg. Contract Rate:                        11.384%
              Range of Rates:                          7.00% - 18.74%
              Wgt. Avg. Orig. Maturity:                           248
              Wgt. Avg. Rem. Maturity:                            247
              Avg. Rem. Princ. Balance:                    $58,604.97
              Wgt. Avg. CLTV:                                  88.16%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                 % of HE Contract
                                 % of HE Contract                                   Sub-Pool by
                   Number of    Sub-Pool by Number      Aggregate Principal         Outstanding
State              Contracts       of Contracts         Balance Outstanding      Principal Balance
-----              ---------       ------------         -------------------      -----------------
MI                      435             6.51%             27,123,777.94                6.93%
CA                      273             4.09%             24,053,135.17                6.15%
OH                      462             6.92%             23,110,566.84                5.90%
IL                      347             5.20%             20,737,309.70                5.30%
PA                      365             5.46%             20,291,024.14                5.18%
Other*                4,797            71.82%            276,106,785.32               70.51%
                      -----            ------            --------------               ------

        Total(1)      6,679           100.00%            391,422,599.11              100.00%
                      =====           =======            ==============              =======

---------------

* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Contracts Outstanding Principal Balance.

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

        YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                            % of HE Contract
                     Number of   Aggregate Principal    Sub-Pool by Outstanding
Year of Origination  Contracts   Balance Outstanding       Principal Balance
-------------------  ---------   -------------------       -----------------
     1996                  3             202,992.20                0.05%
     1997                108           6,346,196.11                1.62%
     1998              6,568         384,873,410.80               98.33%
                       -----         --------------               ------
     Total (1)
                       6,679         391,422,599.11              100.00%
                       =====         ==============              =======

(1) Percentages do not add to 100% due to rounding.

                  INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                            % of HE Contract
Range of HE Contracts by    Number of            Aggregate Principal    Sub-Pool by Outstanding
Contract Rates              Contracts            Balance Outstanding       Principal Balance
--------------              ---------            -------------------       -----------------
        6.001% - 7.000%           1                 75,500.00                     0.02%
        7.001% - 8.000%          14              1,693,245.15                     0.43%
        8.001% - 9.000%         120             13,581,111.33                     3.47%
        9.001% - 10.000%        659             65,132,035.77                    16.64%
       10.001% - 11.000%      1,425            119,126,727.41                    30.43%
       11.001% - 12.000%      1,163             69,848,745.32                    17.84%
       12.001% - 13.000%      1,452             61,048,564.48                    15.60%
       13.001% - 14.000%      1,137             39,185,145.79                    10.01%
       14.001% - 15.000%        463             14,326,493.68                     3.66%
       15.001% - 16.000%        135              4,361,832.09                     1.11%
       16.001% - 17.000%         80              2,413,572.52                     0.62%
       17.001% - 18.000%         26                526,489.92                     0.13%
       18.001% - 19.000%          4                103,135.65                     0.03%
                               -----           --------------                   ------

       Total (1)               6,679           391,422,599.11                   100.00%
                               =====           ==============                   =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

    DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                     % of HE Contract
Original HE Contract                 Number of       Aggregate Principal         Sub-Pool by Outstanding
Amount (in Dollars)                  Contracts       Balance Outstanding            Principal Balance
-------------------                  ---------       -------------------            -----------------
               0 -  10,000.00             113             1,089,247.24                     0.28%
       10,000.01 -  20,000.00           1,011            15,809,596.09                     4.04%
       20,000.01 -  30,000.00             953            24,035,135.43                     6.14%
       30,000.01 -  40,000.00             770            27,207,725.69                     6.95%
       40,000.01 -  50,000.00             717            32,565,380.12                     8.32%
       50,000.01 -  60,000.00             646            35,560,722.45                     9.08%
       60,000.01 -  70,000.00             531            34,554,314.90                     8.83%
       70,000.01 -  80,000.00             431            32,219,257.24                     8.23%
       80,000.01 -  90,000.00             331            28,029,571.45                     7.16%
       90,000.01 -  100,000.00            218            20,799,044.77                     5.31%
      100,000.01 -  110,000.00            190            20,028,491.79                     5.12%
      110,000.01 -  120,000.00            165            18,938,806.60                     4.84%
      120,000.01 -  130,000.00            129            16,137,834.98                     4.12%
      130,000.01 -  140,000.00             96            12,880,843.10                     3.29%
      140,000.01 -  150,000.00             74            10,771,288.08                     2.75%
      150,000.01 -  160,000.00             58             9,010,569.05                     2.30%
      160,000.01 -  170,000.00             48             7,905,801.29                     2.02%
      170,000.01 -  180,000.00             38             6,644,424.13                     1.70%
      180,000.01 -  190,000.00             27             4,972,927.57                     1.27%
      190,000.01 -  200,000.00             23             4,491,770.72                     1.15%
      200,000.01 -  210,000.00             25             5,136,172.90                     1.31%
      210,000.01 -  220,000.00             14             3,008,535.66                     0.77%
      220,000.01 -  230,000.00             15             3,391,417.46                     0.87%
      230,000.01 -  240,000.00              8             1,870,175.84                     0.48%
      240,000.01 -  250,000.00              7             1,720,326.29                     0.44%
      250,000.01 -  260,000.00              8             2,035,561.92                     0.52%
      260,000.01 -  270,000.00              5             1,317,502.97                     0.34%
      270,000.01 -  280,000.00              6             1,640,571.68                     0.42%
      280,000.01 -  290,000.00              1               284,050.00                     0.07%
      290,000.01 -  300,000.00              3               883,400.00                     0.23%
      300,000.01 -  310,000.00              2               609,833.60                     0.16%
      310,000.01 -  320,000.00              1               315,000.00                     0.08%
      320,000.01 -  330,000.00              2               656,727.03                     0.17%
      330,000.01 -  340,000.00              1               335,350.00                     0.09%
      340,000.01 -  360,000.00              5             1,743,289.13                     0.45%
      360,000.01 -  370,000.00              2               725,574.88                     0.19%
      380,000.01 -  400,000.00              2               754,403.81                     0.19%
      400,000.01 -  440,000.00              1               408,317.35                     0.10%
      440,000.01 -  490,000.00              1               445,500.00                     0.11%
      490,000.01 -  500,000.00              1                                              0.12%
                                        -----           --------------                   -------
                                                            488,135.90

       Total(1)                         6,679           391,422,599.11                   100.00%
                                        =====           ==============                   =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                              % of HE Contract
                              Number of         Aggregate Principal       Sub-Pool by Outstanding
Months Remaining              Contracts         Balance Outstanding          Principal Balance
----------------              ---------         -------------------          -----------------
       Less than    31              53              1,067,655.97                     0.27%
              31 -  60              49              1,506,088.76                     0.38%
              61 -  90             411             11,710,705.41                     2.99%
              91 -  120             31              1,278,713.89                     0.33%
             121 -  150          2,396            119,695,297.49                    30.58%
             151 -  180             26                912,206.63                     0.23%
             181 -  210          2,034            119,793,281.65                    30.60%
             211 -  240              3                248,350.00                     0.06%
             241 -  270            960             65,963,312.09                    16.85%
             271 -  300              2                191,350.67                     0.05%
             331 -  360            714             69,055,636.55                    17.64%
                                 -----            --------------                   ------

       Total(1)                  6,679            391,422,599.11                   100.00%
                                 =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.

            LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                        % of HE Contract
                   Number of   Aggregate Principal   Sub-Pool by Outstanding
         Lien      Contracts   Balance Outstanding      Principal Balance
         ----      ---------   -------------------      -----------------
     First            4,096      317,420,268.71              81.09%
     Second           2,560       73,630,412.43              18.81%
     Third               23          371,917.97               0.10%
                      -----      --------------             ------

        Total(1)      6,679      391,422,599.11             100.00%
                      =====      ==============             =======

(1) Percentages do not add to 100% due to rounding.

    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                 % of HE Contract
                                 Number of            Aggregate Principal    Sub-Pool by Outstanding
Combined Loan-to-Value Ratio     Contracts            Balance Outstanding       Principal Balance
----------------------------     ---------            -------------------       -----------------
         0.01% -  10.00%                2                 32,816.00                     0.01%
        10.01% -  20.00%               15                330,696.60                     0.08%
        20.01% -  30.00%               42              1,326,892.83                     0.34%
        30.01% -  40.00%               50              1,547,273.47                     0.40%
        40.01% -  50.00%               77              2,891,909.34                     0.74%
        50.01% -  60.00%              123              5,366,628.33                     1.37%
        60.01% -  70.00%              274             13,251,632.12                     3.39%
        70.01% -  80.00%              857             43,710,619.46                    11.17%
        80.01% -  90.00%            2,286            136,504,047.32                    34.87%
        90.01% -  100.00%           2,896            184,732,943.59                    47.20%
       100.01% -  110.00%              55              1,657,187.51                     0.42%
       110.01% -  120.00%               2                 69,952.54                     0.02%
                                    -----            --------------                   ------

       Total(1)                     6,679            391,422,599.11                   100.00%
                                    =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

              Number of Contracts in Sub-pool:                  1,115
              Wgt. Avg. Contract Rate:                         9.126%
              Range of Rates:                          6.50% - 18.99%
              Wgt. Avg. Orig. Maturity:                           360
              Wgt. Avg. Rem. Maturity:                            359
              Avg. Rem. Princ. Balance:                      $115,631
              Wgt. Avg. CLTV:                                  85.82%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                      % of HE Contract
                                      % of HE Contract                                   Sub-Pool by
                   Number of         Sub-Pool by Number      Aggregate Principal         Outstanding
State              Contracts            of Contracts         Balance Outstanding      Principal Balance
-----              ---------            ------------         -------------------      -----------------
CA                      110                  9.87%             19,971,169.68               15.49%
WA                      113                 10.13%             15,391,841.33               11.94%
OH                      130                 11.66%             11,064,752.70                8.58%
MD                       46                  4.13%              7,342,514.65                5.70%
MI                       92                  8.25%              7,021,600.76                5.45%
Other*                  624                 55.96%             68,136,957.18               52.85%
                        ---                 ------             -------------               ------

       Total(1)       1,115                100.00%            128,928,836.30              100.00%
                      =====                =======            ==============              =======

---------------
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.

      YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                            % of HE Contract
                      Number of   Aggregate Principal   Sub-Pool by Outstanding
Year of Origination   Contracts   Balance Outstanding      Principal Balance
-------------------   ---------   -------------------      -----------------
     1997                  86          9,266,995.40               7.19%
     1998               1,029        119,661,840.90              92.81%
                        -----        --------------              ------

             Total:     1,115        128,928,836.30             100.00%
             ======     =====        ==============             =======


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

  DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                    % of HE Contract
Original HE Contract                Number of            Aggregate Principal    Sub-Pool by Outstanding
Amount (in Dollars)                 Contracts            Balance Outstanding       Principal Balance
-------------------                 ---------            -------------------       -----------------
    20,000.01 -  30,000.00                 6             $    160,113.82                   0.12%
    30,000.01 -  40,000.00                22                  788,717.01                   0.61%
    40,000.01 -  50,000.00                48                2,202,075.36                   1.71%
    50,000.01 -  60,000.00                84                4,628,920.81                   3.59%
    60,000.01 -  70,000.00                88                5,743,751.90                   4.45%
    70,000.01 -  80,000.00               123                9,142,405.85                   7.09%
    80,000.01 -  90,000.00                75                6,363,809.93                   4.94%
    90,000.01 -  100,000.00              106               10,103,643.69                   7.84%
   100,000.01 -  110,000.00               76                7,995,751.52                   6.20%
   110,000.01 -  120,000.00               83                9,586,940.46                   7.44%
   120,000.01 -  130,000.00               67                8,377,165.82                   6.50%
   130,000.01 -  140,000.00               51                6,902,187.34                   5.35%
   140,000.01 -  150,000.00               52                7,554,107.24                   5.86%
   150,000.01 -  160,000.00               42                6,475,764.55                   5.02%
   160,000.01 -  170,000.00               20                3,293,942.62                   2.55%
   170,000.01 -  180,000.00               24                4,192,661.38                   3.25%
   180,000.01 -  190,000.00               23                4,253,808.12                   3.30%
   190,000.01 -  200,000.00               15                2,933,267.42                   2.28%
   200,000.01 -  210,000.00               11                2,265,857.31                   1.76%
   210,000.01 -  220,000.00               13                2,786,107.04                   2.16%
   220,000.01 -  230,000.00               14                3,150,810.83                   2.44%
   230,000.01 -  240,000.00               13                3,057,393.20                   2.37%
   240,000.01 -  250,000.00                8                1,972,810.64                   1.53%
   250,000.01 -  260,000.00               12                3,046,639.78                   2.36%
   260,000.01 -  270,000.00                6                1,596,980.75                   1.24%
   270,000.01 -  280,000.00                7                1,920,474.99                   1.49%
   280,000.01 -  290,000.00                4                1,140,779.87                   0.88%
   290,000.01 -  300,000.00                2                  581,183.26                   0.45%
   300,000.01 -  310,000.00                5                1,523,820.15                   1.18%
   310,000.01 -  320,000.00                3                  951,419.61                   0.74%
   320,000.01 -  330,000.00                3                  979,993.22                   0.76%
   330,000.01 -  340,000.00                2                  670,742.22                   0.52%
   340,000.01 -  350,000.00                2                  690,035.85                   0.54%
   350,000.01 -  360,000.00                1                  351,602.74                   0.27%
   360,000.01 -  370,000.00                1                  368,100.00                   0.29%
   370,000.01 -  420,000.00                2                  752,050.00                   0.58%
   420,000.01 -  430,000.00                1                  423,000.00                   0.33%
                                       -----             ---------------                 ------

       Total(1)                        1,115             $128,928,836.30                 100.00%
                                       =====            ================                 =======

(1) Percentages do not add to 100% due to rounding.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

  REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                          % of HE Contract
                          Number of        Aggregate Principal        Sub-Pool by Outstanding
Months Remaining          Contracts        Balance Outstanding           Principal Balance
----------------          ---------        -------------------           -----------------
         151 -   180             2                249,547.55                     0.19%
         211 -   240             1                 65,668.34                     0.05%
         331 -   360         1,112            128,613,620.41                    99.76%
                             -----            --------------                    ------

       Total                 1,115            128,928,836.30                   100.00%
                             =====            ==============                   =======

               INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                                             % of HE Contract
Range of HE Contracts by    Number of            Aggregate Principal     Sub-Pool by Outstanding
Contract Rates              Contracts            Balance Outstanding        Principal Balance
--------------              ---------            -------------------        -----------------
      6.001% -  7.000%             10              2,096,310.70                     1.63%
      7.001% -  8.000%            194             28,024,576.67                    21.74%
      8.001% -  9.000%            354             42,547,332.71                    33.00%
      9.001% -  10.000%           299             34,072,154.75                    26.43%
     10.001% -  11.000%           159             14,655,115.35                    11.37%
     11.001% -  12.000%            47              3,971,961.18                     3.08%
     12.001% -  13.000%            22              1,860,370.45                     1.44%
     13.001% -  14.000%            20              1,111,106.36                     0.86%
     14.001% -  15.000%             4                326,897.10                     0.25%
     15.001% -  16.000%             3                157,674.15                     0.12%
     16.001% -  17.000%             2                 72,340.57                     0.06%
     18.001% -  19.000%             1                 32,996.31                     0.03%
                                -----            --------------                   ------

       Total(1)                 1,115            128,928,836.30                   100.00%
                                =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.

  COMBINED LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                 % of HE Contract
                                 Number of            Aggregate Principal    Sub-Pool by Outstanding
Combined Loan-to-Value Ratio     Contracts            Balance Outstanding       Principal Balance
----------------------------     ---------            -------------------       -----------------
      20.01% -  30.00%                  1                 49,971.23                     0.04%
      30.01% -  40.00%                  2                113,711.80                     0.09%
      40.01% -  50.00%                  7                497,493.10                     0.39%
      50.01% -  60.00%                  9                756,421.15                     0.59%
      60.01% -  70.00%                 34              3,433,889.39                     2.66%
      70.01% -  80.00%                305             32,166,904.06                    24.95%
      80.01% -  90.00%                596             73,439,351.55                    56.96%
      90.01% -  100.00%               157             18,108,134.94                    14.05%
     100.01% -  110.00%                 2                120,565.51                     0.09%
     110.01% -  120.00%                 2                242,393.57                     0.19%
                                    -----            --------------                   ------

       Total(1)                     1,115            128,928,836.30                   100.00%
                                    =====            ==============                   =======

(1) Percentages do not add to 100% due to rounding.



  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

 MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                 % of Adjustable Rate
                                Number of            Aggregate Principal       Contracts by Outstanding
Month of Next Rate Adjustment   Contracts            Balance Outstanding          Principal Balance
-----------------------------   ---------            -------------------          -----------------
1998-07                               2                 198,645.19                        0.15%
1998-08                               6                 472,411.11                        0.37%
1998-09                               4                 308,798.88                        0.24%
1998-10                               2                 130,144.10                        0.10%
1998-11                               6                 729,828.81                        0.57%
1998-12                               1                 123,500.00                        0.10%
1999-03                               6                 865,939.12                        0.67%
1999-05                               3                 417,653.79                        0.32%
1999-06                              36               3,346,743.05                        2.60%
1999-07                              15               1,686,908.55                        1.31%
1999-08                               4                 643,237.11                        0.50%
1999-10                               5                 719,870.03                        0.56%
1999-11                              10               1,154,662.34                        0.90%
1999-12                              11               1,170,811.46                        0.91%
2000-01                              11               1,017,062.45                        0.79%
2000-02                              30               3,374,109.71                        2.62%
2000-03                             153              18,883,369.77                       14.65%
2000-04                             337              37,030,563.08                       28.72%
2000-05                             325              39,293,814.34                       30.48%
2000-06                             129              15,284,249.17                       11.85%
2000-07                               5                 872,850.00                        0.68%
2001-01                               1                  34,354.44                        0.03%
2001-03                               6                 509,725.53                        0.40%
2001-04                               5                 520,984.27                        0.40%
2001-05                               2                 138,600.00                        0.11%
                                  -----             --------------                      ------

       Total(1)                   1,115             128,928,836.30                      100.00%
                                  =====             ==============                      =======

(1)   Percentages do not add to 100% due to rounding


         LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                      % of HE Contract Sub-Pool
                 Number of    Aggregate Principal     by Outstanding Principal
        Lien     Contracts    Balance Outstanding             Balance
        ----     ---------    -------------------             -------
     First         1,115          128,928,836.30              100.00%

        Total      1,115          128,928,836.30              100.00%
                   =====          ==============              =======


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

  DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                              % of Adjustable Rate
                             Number of            Aggregate Principal       Contracts by Outstanding
Gross Margin (%)             Contracts            Balance Outstanding           Principal Balance
----------------             ---------            -------------------           -----------------
      2.001% -   4.000%           8                   743,642.90                        0.58%
      4.001% -   6.000%         336                38,752,236.77                       30.06%
      6.001% -   8.000%         725                85,877,682.03                       66.61%
      8.001% -   10.000%         41                 3,318,635.47                        2.57%
     10.001% -   12.000%          4                   203,642.82                        0.16%
     12.001% -   14.000%          1                    32,996.31                        0.03%
                               -----              --------------                      ------

       Total (1)               1,115              128,928,836.30                      100.00%
                               =====              ==============                      =======

(1)   Percentages do not add to 100% due to rounding


       MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                               % of Adjustable Rate
                               Number of           Aggregate Principal       Contracts by Outstanding
Maximum Loan Rate              Contracts           Balance Outstanding           Principal Balance
-----------------              ---------           -------------------           -----------------
       10.001% -  12.000%           4                   714,229.28                        0.55%
       12.001% -  14.000%         138                19,629,881.54                       15.23%
       14.001% -  16.000%         620                75,420,119.37                       58.50%
       16.001% -  18.000%         286                27,669,414.81                       21.46%
       18.001% -  20.000%          56                 4,876,496.44                        3.78%
       20.001% -  22.000%           8                   513,357.98                        0.40%
  Greater than -  22.000%           3                   105,336.88                        0.08%
                                -----               --------------                      ------

       Total (1)                1,115               128,928,836.30                      100.00%
                                =====               ==============                      =======

(1)   Percentages do not add to 100% due to rounding


       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                             % of Adjustable Rate
                            Number of            Aggregate Principal       Contracts by Outstanding
Minimum Loan Rate           Contracts            Balance Outstanding          Principal Balance
-----------------           ---------            -------------------          -----------------
      2.001% -  4.000%            1                  157,500.00                       0.12%
      4.001% -  6.000%            1                  150,000.00                       0.12%
      6.001% -  8.000%          206               30,218,179.12                      23.44%
      8.001% -  10.000%         653               76,472,050.58                      59.31%
     10.001% -  12.000%         202               18,369,721.66                      14.25%
     12.001% -  14.000%          42                2,971,476.81                       2.30%
     14.001% -  16.000%           7                  484,571.25                       0.38%
     16.001% -  18.000%           2                   72,340.57                       0.06%
     20.001% -  20.000%           1                   32,996.31                       0.03%
                              -----              --------------                     ------

       Total (1)              1,115              128,928,836.30                     100.00%
                              =====              ==============                     =======

(1)   Percentages do not add to 100% due to rounding


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                          FOR SUB-POOL HI CERTIFICATES

                  50% of             75% of             100% of          125% of         150% of
                 Prepayment         Prepayment         Prepayment       Prepayment      Prepayment
                   Model*             Model*             Model*           Model*          Model*
                WAL/Maturity      WAL/Maturity       WAL/Maturity      WAL/Maturity    WAL/Maturity
                ------------      ------------       ------------      ------------    ------------
To Call
HI: A - 1       1.23   01/01      0.92   05/00        0.75  01/00       0.63  10/99    0.55  08/99
HI: A - 2       3.45   04/03      2.54   01/02        2.00  04/01       1.65  11/00    1.40  06/00
HI: A - 3       5.27   08/04      3.88   01/03        3.00  01/02       2.44  05/01    2.05  11/00
HI: A - 4       6.99   10/06      5.18   09/04        4.00  05/03       3.15  05/02    2.60  08/01
HI: A - 5       9.49   10/09      7.21   02/07        5.61  04/05       4.44  12/03    3.56  12/02
HI: M - 1      12.90   06/12      9.60   08/08        7.45  04/06       5.92  09/04    4.84  08/03
HI: M - 2      13.82   06/12      9.99   08/08        7.65  04/06       6.07  09/04    4.99  08/03
HI: B - 1       6.06   03/06      4.45   04/04        3.81  05/03       3.66  01/03    3.55  10/02
To Maturity
HI: M - 1      13.22   09/14      10.19  03/11        8.07  08/08       6.49  10/06    5.27  04/05
HI: M - 2      19.39   09/23      15.79  09/23       12.87  09/23      10.56  09/23    8.75  09/23


                          CPR PREPAYMENT SENSITIVITIES
                          FOR SUB-POOL HE CERTIFICATES

                      50% of         75% of          100% of         125% of          150% of
                    Prepayment      Prepayment      Prepayment      Prepayment       Prepayment
                      Model*          Model*          Model*          Model*           Model*
                   WAL/Maturity    WAL/Maturity    WAL/Maturity    WAL/Maturity     WAL/Maturity
                   ------------    ------------    ------------    ------------     ------------
To Call
HE: A - 1A ARM      2.20  05/01     2.08  02/01     2.03  01/01    2.01   12/00     2.01   12/00
HE: A - 1B ARM      5.62  12/11     3.67  02/08     2.61  09/05    1.95   02/04     1.49   12/02
HE: A - 1           1.64  10/01     1.22  11/00     1.00  05/00    0.86   02/00     0.77   11/99
HE: A - 2           3.94  07/03     2.75  12/01     2.13  03/01    1.76   09/00     1.51   05/00
HE: A - 3           6.92  10/07     4.25  03/04     3.08  05/02    2.45   07/01     2.05   01/01
HE: A - 4           9.66  11/08     6.35  11/05     4.00  12/02    3.00   10/01     2.48   03/01
HE: A - 5          11.03  07/10     7.86  03/07     5.18  01/05    3.45   05/02     2.74   07/01
HE: A - 6           6.08  05/10     5.39  01/07     4.76  12/04    3.96   07/03     3.17   07/02
HE: A - 7 IO        1.99  08/00     1.99  08/00     1.99  08/00    1.99   08/00     1.99   08/00
HE: M - 1          13.76  06/12     9.90  08/08     7.53  04/06    5.90   09/04     4.73   08/03
HE: M - 2          13.82  06/12     9.99  08/08     7.65  04/06    6.07   09/04     4.99   08/03
HE: B - 1           6.81  10/07     4.73  01/05     4.04  12/03    3.82   06/03     3.69   04/03
To Maturity
HE: M - 1          14.34  08/13    10.42  04/10     7.84  06/07    6.07   06/05     4.80   01/04
HE: M - 2          17.74  03/26    14.23  03/26    11.22  03/26    8.91   03/26     7.17   02/26
HE: B - 1           6.81  10/07     4.73  01/05     4.04  12/03    3.82   06/03     3.69   04/03

---------------
* The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.91% (precisely, 10/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.


  Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.